The Royce Fund
Supplement to the Prospectus Dated May 1, 2012
Royce Select Fund I
Royce Select Fund II
Royce Global Select Long/Short Fund
Royce Enterprise Select Fund
Royce Opportunity Select Fund

Effective January 18, 2013, the following changes are made to the prospectuses for Royce Select Fund I, Royce Select Fund II, Royce Global Select Long/Short Fund, Royce Enterprise Select Fund and Royce Opportunity Select Fund:

Fees and Expenses of the Fund
The shareholder fee table is replaced with the following:

SHAREHOLDER FEES (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases	0.00%
Maximum deferred sales charge	0.00%
Maximum sales charge (load) imposed on reinvested dividends	0.00%
Redemption fee (as a percentage of amount redeemed on shares held for less than 180 days)	1.00%

How to Purchase and Sell Fund Shares
The How to Purchase and Sell Fund Shares section is replaced in its entirety with the following:

How to Purchase and Sell Fund Shares

Minimum investments for shares of the Fund’s Investment
Class purchased directly from The Royce Fund:

Account Type                                                                           Minimum

Minimum initial investment	$2,000
Minimum initial investment	$100

   You may sell shares in your account at any time and make requests
By telephone and by mail.

Purchase Investment and Service Class Shares (Excluding  Royce Select Funds)
The words “(Excluding Royce Select Funds)” are hereby deleted.
The underlined language is hereby added to the following heading:

Each Fund’s Service Class, and Investment classes of Royce Pennsylvania Mutual Fund, Total Return, Premier, Special Equity, Opportunity, Micro-Cap and Select Funds:

Purchasing Royce Select Fund Shares
The above-referenced section is hereby deleted.

Early Redemption Fee
All references in this section explicitly naming Royce Select Funds are hereby deleted.

January 18, 2013